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                                                                   EXHIBIT 24(H)

The Board of Directors
The West Clinic, P.C.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Memphis, Tennessee
July 16, 1996